UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report May 11, 2005
                        (Date of earliest event reported)

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-12351                41-1849591
(State or of incorporation)  (Commission file number)    (IRS Employer
                                                        Identification No.)


              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)

                                 (952) 525-5020
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events

On May 11, 2005, Metris Companies Inc. purchased approximately $20.9 million principal amount of its 10.125% senior unsecured debt. The bonds were purchased at market prices plus accrued interest. The Company now has approximately $79.1 million principal amount of the senior unsecured debt outstanding, which is due July 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METRIS COMPANIES INC.


Dated:  May 13, 2005             By: /s/ David D. Wesselink
                                     David D. Wesselink
                                     Chairman and CEO